                                                                    Exhibit 10.1


                              PURCHASE AGREEMENT
                              ------------------


          THIS PURCHASE AGREEMENT ("Agreement") is made as of the __ day of October, 2000 by and between ImaginOn, Inc., a corporation organized under the laws of Delaware, with headquarters located at 1313 Laurel Street, Suite No. 1, San Carlos, CA 94070, USA (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").


                                   Recitals

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

          B. Each Investor wishes to purchase, and the Company wishes to sell and issue to each Investor, upon the terms and conditions stated in this Agreement, certain of the Company's shares of Series G 8% Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") having the rights and preferences as set forth in the Certificate of Rights, Designations and Preferences as amended (the "Certificate of Designations") which has been filed by the Company with the Delaware Secretary of State and is now effective, a copy of which is attached hereto as Exhibit A, convertible into shares of the
                               ---------
Company's Common Stock, par value $0.01 per share (the "Common Stock"); and

          C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"),
                               ---------
pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws;

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  In addition to those terms defined above and elsewhere in
         -----------
this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

            1.1  "Affiliate" means, with respect to any Person, any other Person
                  ---------
which directly or indirectly controls, is controlled by, or is under common control with, such Person.

            1.2  "Agreements" means this Agreement, the Registration Rights
                  ----------
Agreement and the Certificate of Designations.

            1.3  "Closing" means the closing on the purchase of the Preferred
                  -------
Stock, and "Closing Date" means the date of such Closing.
            ------------

            1.4  "Control" means the possession, direct or indirect, of the
                  -------
power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

            1.5  "Conversion Price" for the Preferred Stock shall initially be
                  ----------------
fixed at the lower of $0.60 or 80% of the Market Price on the Conversion Date; provided, however, that in no event shall the Conversion Price as so adjusted be less than $0.10, assuming a one for six or a one for three reverse Common Stock split.

            1.6  "Conversion Shares" means the shares of Common Stock issuable
                  -----------------
upon the conversion of or otherwise pursuant to the Preferred Stock.

            1.7  "Market Price" means the average of the five (5) closing bid
                  ------------
prices of the Common Stock over the immediately preceding five (5) trading days as reported by Nasdaq Small Cap Market ("the Nasdaq Stock Market").

            1.8  "Material Adverse Effect" means a material adverse effect on
                  -----------------------
the (i) condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole; or (ii) ability of the Company to perform any of its material obligations under the Agreements.

            1.9  "Person" means an individual, corporation, partnership, trust,
                  ------
business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            1.10  "SEC Filings" has the meaning set forth in Section 4.6.
                   -----------

            1.11  "Securities" means the Shares and the Conversion Shares.
                   ----------

            1.12  "Shares" means the shares of Preferred Stock being purchased
                   ------
by the Investors hereunder.


            1.15  "1933 Act" means the Securities Act of 1933, as amended, and
                   --------
the rules and regulations promulgated thereunder.

            1.16  "1934 Act" means the Securities Exchange Act of 1934, as
                   --------
amended, and the rules and regulations promulgated thereunder.

     2.  Purchase and Sale of the Shares.  Subject to the terms and conditions
         -------------------------------
of this Agreement, each of the Investors hereby severally, and not jointly, agrees to purchase and the Company hereby agrees to sell and issue to the Investors, the number of Shares set forth on such Investor's signature page attached hereto. The number of Shares to be purchased by the

Investors shall be determined by dividing the Investor's aggregate purchase price (as the aggregate purchase price is set forth on Investor's signature page attached hereto), by an amount equal to the stated value of the Preferred Stock of $100,000 per Share (the "Purchase Price").

     3.  Closing.  On the date hereof, the Company shall promptly deliver to
         -------
Investors' counsel, in trust, (i) the certificates registered in such name or names as each Investor may designate, representing all of the Shares, and (ii) payment in full of the fees and expenses referred to in Section 11.5(b) and (c) below, with instructions that such certificates are to be held for release to each Investor only upon payment of the aggregate Purchase Price to the Company required by such Investor. Upon receipt by counsel to the Investors of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in amounts representing the Investor's aggregate Purchase Price. On the date the Company receives such funds, the certificates evidencing the Shares shall be released to such Investor and the dollar amounts shall be released to the payees as contemplated by Section 11.5(b) (and such date shall be deemed the "Closing Date").

     4.  Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to the Investors that:

            4.1  Organization, Good Standing and Qualification.  The Company is
                 ---------------------------------------------
a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to carry on its business and own its properties as now conducted and owned. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify or be licensed would not have a Material Adverse Effect. Schedule 4.1 lists all subsidiaries of the Company. Except
                 ------------
when the context otherwise requires, representations and warranties in this
Section 4 by the Company shall be deemed to include representations and warranties as to its subsidiaries as well.

            4.2  Authorization.  The Company has full power and authority and
                 -------------
has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally. The Company has the full power and authority and has taken all requisite action necessary to allow the Board of Directors to effectuate either a one for six or a one for three reverse Common Stock split upon the request of the Investors.

            4.3  Capitalization.  Set forth on Schedule 4.3 hereto is (a) the
                 --------------                ------------
authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to be issued upon the complete conversion of the Shares. Except as set forth on Schedule 4.3, no Person is entitled to preemptive or similar statutory
         ------------
or contractual rights with respect to any securities of the Company, including the Shares. Except as set forth on Schedule 4.3, there are no outstanding
                                    ------------
warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind; and except as contemplated by this Agreement or as set forth on
Schedule 4.3, the Company does not have any present plan or intention to issue
------------
any equity securities of any kind, or to transfer any equity securities of any kind owned by it. Except as set forth on Schedule 4.3, the Company does not
                                          ------------
know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to
         ------------
require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

            4.4  Valid Issuance.  The Company has properly filed with the
                 --------------
Delaware Secretary of State the Certificate of Rights, Designations and Preferences setting forth the rights and preferences of the Preferred Stock, substantially in form and substance as set forth on Exhibit A attached hereto,
                                                    ---------
and such Certificate of Designations has been accepted for filing and is now a part of the Company's Certificate of Incorporation. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Stock. The Company will take such steps as may be necessary to reserve sufficient shares for issuance pursuant to Section 7 below when such issuance is determinable, including but not limited to, obtaining shareholder approval for the authorization of additional shares and to meet NASDAQ requirements. The Shares are duly authorized, and such Securities, along with the Conversion Shares when issued in accordance herewith and with the terms of the Preferred Stock will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

            4.5  Consents.  The execution, delivery and performance by the
                 --------
Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws and the requirements of the Nasdaq Stock Market and (ii) post-sale filings pursuant to applicable state and federal securities laws and the requirements of the Nasdaq Stock Market which the Company undertakes to file within the applicable time periods.

            4.6  Delivery of SEC Filings; Business.  The Company has provided
                 ---------------------------------
the Investors with copies of the Company's most recent Annual Report on Form 10K for the fiscal year ended December 31, 1999, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10K (collectively, the "SEC Filings"). The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company. The Company has not provided to the Investors (i) any information required to be filed under the 1934 Act that has not been so filed or (ii) any non-public information.

            4.7  Use of Proceeds.  The proceeds of the sale of the Securities
                 ---------------
hereunder shall be used by the Company for marketing of its interactive Internet television service. In addition, the Company will pay at the Closing out of gross proceeds from this offering to The Tail Wind Fund Ltd. and Resonance Limited the accrued damages in the aggregate amount of $200,000 for late registration of certain Common Stock pursuant to the Registration Rights Agreement dated December 30, 1999 by and among the Company and the investors named therein. In addition, the Company will be responsible and pay Investor's counsel legal fees of $25,000, plus reimbursement of out of pocket expenses.

            4.8  No Material Adverse Change.  Since the filing of the Company's
                 --------------------------
most recent Annual Report on Form 10K, except as identified and described in subsequent reports filed by the Company pursuant to the 1934 Act and except for the damages which the Company acknowledges have been incurred by the Company for late registration in the aggregate amount of $200,000 under that Registration Rights Agreement dated December 30, 1999, there has not been:

                    (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's most recent Report on Form 10Q, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

                    (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                    (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

                    (iv) any waiver by the Company of a valuable right or of a material debt owed to it;

                    (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                    (vi) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                    (vii) any labor difficulties or labor union organizing activities with respect to employees of the Company;

                    (viii) any transaction entered into by the Company other than in the ordinary course of business; or

                    (ix) any other event or condition of any character that might have a Material Adverse Effect.

            4.9  SEC Filings; Material Contracts.
                 -------------------------------

                   (a) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                   (b) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                   (c) Except as set forth on Schedule 4.3 hereto, there are no
                                              ------------
agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

            4.10 Form S-3 Eligibility.  The Company is currently eligible to
                 --------------------
register the resale of its Common Stock on a registration statement on Form S-3.

            4.11 No Conflict, Breach, Violation or Default.
                 -----------------------------------------

               (a) The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation ("Articles") or Bylaws, each as in effect on the date hereof, or (ii) except where it would not have a Material Adverse Effect, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company are subject.

               (b) Except as set forth on Schedule 4.11 hereto, or where it
                                          -------------
would not have a Material Adverse Effect, the Company (i) is not in violation of any statute, rule or regulation applicable to the Company or its assets, (ii) is not in violation of any judgment, order or decree applicable to the Company or its assets; and (iii) is not in breach or violation of any agreement, note or instrument to which it or its assets are a party or are bound. The Company has not received notice from any Person of any claim or investigation that, if adversely determined, would render the preceding sentence untrue or incomplete.

          4.12  Tax Matters.  The Company has correctly and timely prepared and
                -----------
filed or timely obtained extensions for, all tax returns required to have been filed by it with all appropriate governmental agencies and timely paid all taxes owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments of the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party. There are no tax liens or claims pending or threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

          4.13  Title to Properties.  Except as disclosed in the SEC Filings,
                -------------------
the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except, as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.14  Certificates, Authorities and Permits.  The Company possesses
                -------------------------------------
adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct its business as presently operated and has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

          4.15  No Labor Disputes.  No labor dispute with the employees of the
                -----------------
Company or any subsidiary exists or, to the knowledge of the Company, is imminent.

          4.16  Intellectual Property.  Except as set forth on Schedule 4.16,
                ---------------------                          -------------
the Company owns or possesses adequate trademarks and trade names and have all other rights to inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims, necessary to conduct the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. Schedule 4.16 sets forth a list by serial number
                               -------------
and title of the patents and/or patent applications owned or possessed by the

Company. No proprietary technology of any Person was used in the design or development by the Company of (or otherwise with respect to) any of the Intellectual Property Rights, which technology was not properly acquired or licensed by the Company from such Person.

          4.17  Environmental Matters.  The Company is not in violation of any
                ---------------------
statute, rule, regulation, decision or order of any governmental agency or body or any court, U.S. or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

          4.18  Litigation.  Except as disclosed in the SEC Filings, there are
                ----------
no pending actions, suits or proceedings against or affecting the Company, or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Agreements, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.19  Financial Statements.  The financial statements included in each
                --------------------
SEC Filing present fairly and accurately the consolidated financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth on Schedule 4.19 or in the financial statements of
                               -------------
the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

          4.20  Insurance Coverage.  The Company maintains in full force and
                ------------------
effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.21  Compliance with Nasdaq Continued Listing Requirements.  Except
                -----------------------------------------------------
as set forth on Schedule 4.21, the Company is in material compliance with all applicable Nasdaq continued listing requirements for the Nasdaq Stock Market. Except as set forth on Schedule 4.21, there are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq Stock Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq Stock Market. The Company will take all reasonable actions as may be necessary to maintain the Nasdaq Stock Market listing.

          4.22  Acknowledgement of  Dilution.  The number of shares of Common
                ----------------------------
Stock issuable pursuant to this Agreement may increase significantly. The Company's executive officers and directors have studied and fully understand the nature of the transactions being contemplated hereunder and recognize that they have a potential dilative effect. The Company acknowledges that subject to applicable regulations of the Nasdaq Stock Market, its obligation to issue shares of Common Stock upon conversion of the Shares is binding upon the Company and enforceable regardless of the dilution it may have on ownership interests of other shareholders of the Company.

          4.23  Brokers and Finders.  The Investors shall have no liability or
                -------------------
responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement by virtue of any agreement made by the Company to a third party, and except a fee payable by the Company to Aryeh Trading at the time of the purchase of the Shares of five percent (5%) of the aggregate purchase price, the Company shall have no such liability or responsibility for any such commission or finder's fee.

          4.24  No Directed Selling Efforts or General Solicitation.  Neither
                ---------------------------------------------------
the Company nor, to its knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.25  No Integrated Offering.  Neither the Company nor any of its
                ----------------------
Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act; or would require the integration of this offering with any other offering of securities for purposes of determining the need to obtain shareholder approval of the transactions contemplated hereby under the rules of the Nasdaq Stock Market.

          4.26  Disclosures.  No representation or warranty made under any
                -----------
Section hereof and no information furnished by the Company pursuant hereto, or in any other document, certificate or statement furnished by the Company to the Investors or any authorized representative of the Investors, pursuant to the Agreements or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the respective statements contained herein or therein, in light of the circumstances under which the statements were made, not misleading.

          4.27   Full Disclosure. There is no fact known to the Company (other
                 ---------------
than general economic conditions known to the public generally or as disclosed in the Company's SEC Filings) that has not been disclosed in writing to the Investor that (i) would reasonably be expected to have a material adverse effect on the business or condition of the Company (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby, or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Investor in the Agreements.

     5.  Representations and Warranties of the Investor.  Each of the Investors
         ----------------------------------------------
hereby severally, and not jointly, represents and warrants to the Company that:

          5.1  Organization and Existence.  The Investor is a validly existing
               --------------------------
company and has all requisite corporate or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2  Authorization.  The execution, delivery and performance by the
               -------------
Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms.

          5.3  Purchase Entirely for Own Account.  The Securities to be received
               ---------------------------------
by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of securities laws, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of securities laws. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker or dealer.

          5.4  Investment Experience.  The Investor acknowledges that it can
               ---------------------
bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5  Disclosure of Information.  The Investor has had an opportunity
               -------------------------
to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

          5.6  Restricted Securities.  The Investor understands that the
               ---------------------
Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7  Legends.  It is understood that, until registration for resale
               -------
pursuant to the Registration Rights Agreement or until sales under Rule 144 are permitted, certificates evidencing the Securities will bear one or all of the following legends or legends substantially similar thereto:

          "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Act but only upon a holder hereof first having obtained the written opinion of counsel to the Corporation, or other counsel reasonably acceptable to the Corporation, that the proposed disposition is consistent with all applicable provisions of the Act."

          Upon registration for resale pursuant to the Registration Rights Agreement (and provided the registration statement covering such resales is current and effective) or when sale of the Conversion Shares or Warrant Shares under Rule 144(k) are permitted, the Company shall cause certificates evidencing the Conversion Shares or Warrant Shares, as applicable, when issued upon conversion or exercise, to bear no restrictive legends and, to the extent such Conversion Shares or Warrant Shares were previously issued hereunder, the Company will cause those certificates to be replaced with certificates which do not bear such restrictive legends.

          5.8  Accredited Investor.  The Investor is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

          5.9  No General Solicitation.  The Investor did not learn of the
               -----------------------
investment in the Securities as a result of any public advertising or general solicitation.

     6.  Registration Rights Agreement.  The parties acknowledge and agree that
         -----------------------------
part of the inducement for the Investors to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

     7.  Covenants and Agreements of the Company.
         ---------------------------------------

          7.1  Subsequent Sale at Lower Price.
               ------------------------------

                  (a) Required Adjustments.  Subject to the exclusions
                      --------------------
contained in Section 7.1(e) below, if during the period while any of the Preferred Stock is outstanding (the "MFN Period"), the Company issues or sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Conversion Price then in effect, the Conversion Price shall be adjusted downward to equal such lower Per Share Selling Price; provided, however, that in no event shall the Conversion Price be reduced below the $.10 (after effectuating the one for six reverse stock split) floor as set forth in the Certificate of Designations. The Company shall give to the Investors written notice of any such sale within 24 hours of the closing of any such sale and shall within such 24 hour period issue a press release announcing such sale.

                  (b)  Definitions.
                       -----------

                       (i) For the purposes of this Section 7.1, the term "Per Share Selling Price" as used in this Section 7.1 shall include the amount actually paid by third parties for each share of Common Stock; in the event a fee is paid by the Company in connection with the transaction, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock; however, this Section shall not apply to (A) sales of shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof, (B) sales of shares of Common Stock by the Company pursuant to the provisions of any option or similar plan heretofore adopted by the Company, or
(C) any sale of securities or sale under a plan approved by the Company's shareholders. In such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the closing bid price of the Common Stock on the trading day prior to the issuance.

                     (ii) The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding customary anti-dilution provisions for forward or reverse stock splits, stock dividends, reclassifications, recapitalizations, mergers or consolidations or similar adjustments affecting the Company's Common Stock), or
(b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act.

                     (iii) The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

                     (iv) The term "MFN Period" shall have the meaning set forth in Section 7.1(a), above.

                     (c) Limitation on Number of Shares.  In no event shall the
                         ------------------------------
Company issue to an Investor Conversion Shares which would exceed 19.9% of the Company's issued and outstanding shares of Common Stock on the date hereof. Instead, the Company shall redeem such shares of Preferred Stock at 125% of the stated value of such shares of Preferred Stock to reduce the number of shares of Common Stock to a number below the 19.9% limit set forth above. Notwithstanding the foregoing, the Investor shall have the option of requiring the Company to obtain such approvals as shall allow the issuance of more than 19.9% of the issued and outstanding shares of Common Stock. Only shares acquired pursuant to this Agreement will be included in determining whether the limitations would be exceeded for purposes of this Section 7.1(c).

                     (d) Capital Adjustments.  In case of any stock split or
                         -------------------
reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 7.1 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

                     (e) Exclusions.  Section 7.1(a) shall not apply to (i)
                         ----------
sales of shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) any sale of securities under an employee option plan approved by the Company's shareholders.

          7.2  Limitation on Transactions.
               --------------------------

                  (a) Except for any transactions entered into prior to the date hereof, until 120 days after the date of effectiveness of the registration statement contemplated by the Registration Rights Agreement, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities in a non-public transaction; or (ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transaction.

                  (b) During the period after effectiveness of the registration statement contemplated by the Registration Rights Agreement and until the expiration of the MFN Period, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not (i) issue or sell or agree to issue or sell any securities in a non-public transaction; or (ii) issue or sell, or agree to issue or sell, any securities for cash in a non-public Variable Rate Transactions.

                  (c) The Company shall not issue any securities in any transaction that would be integrated with the Securities issued pursuant to this Agreement.

                  (d) Exclusions.  Section 7.2 shall not apply to (i) sales of
                      ----------
shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) any sale of securities under an employee option plan approved by the Company's shareholders.

          7.3  Right of Investors to Participate in Future Transactions. The
               --------------------------------------------------------
Company agrees that during the MFN Period the Investors will have a right to participate in future non-public capital raising transactions as set forth in this Section 7.3. This shall not limit restrictions set forth in Section 7.2 above. The Company shall give advance written notice to the Investors prior to any offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities in a non-public capital raising transaction. Prior to the closing of any such transaction, the Investors shall have the right to participate in up to 50% of such new offering (or in the case of a Variable Rate Transaction, up to 75% of such new offering) and purchase such securities for the same consideration and on the same terms and conditions as contemplated for such third-party sale. To exercise this right, an Investor must give written notice to the Company of the Investor's election to participate and such notice must be given within ten (10) days following receipt of the notice from the Company. If the Company gives notice to the Investors of an expected transaction pursuant to this Section 7.3 but cannot consummate such transaction, the Company will give the Investors prompt written notice of the cancellation of such transaction. If, subsequent to the Company giving notice to the Investors hereunder, the terms and conditions of the proposed third-party sale are changed in any way, the Company shall be required to provide a new notice to the Investors hereunder and the Investors shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

          7.4  Opinion of Counsel.  On or prior to the Closing Date, the
               ------------------
Company will deliver to the Investors the opinions of independent legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.4 hereto.
                                            ------------

          7.5  Reservation of Common Stock.  The Company hereby agrees that at
               ---------------------------
all times while the Preferred Stockis outstanding, it shall reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time equal two times the number of shares sufficient to permit the conversion of the Preferred Stock in accordance with its terms.

          7.6  Reports.  Within one week of filing the following reports with
               -------
the SEC, or in the absence of such filing within the time periods specified below, the Company shall send a copy of the following reports to each Investor by regular mail:

                 (a) Quarterly Reports.  As soon as available the Company's
                     -----------------
quarter-annual report on Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company and its subsidiaries as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, prepared in accordance with the rules and regulations promulgated by the SEC.

                 (b) Annual Reports.  As soon as available after the end of each
                     --------------
fiscal year of the Company, the Company's Form 10K or, in the absence of a Form 10K, consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company.

                 (c) Securities Filings.  As promptly as practicable and in any
                     ------------------
event within one week after the same are issued or filed, copies of (i) all notices, proxy statements, financial statements, reports and documents as the Company or any subsidiary shall send or make available generally to its stockholders or to financial analysts, (ii) Registration Statements, and (iii) all periodic and special reports, documents and registration statements which the Company or any subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries (in such person's capacity as such) furnishes or files with the SEC.

                 (d) Other Information.  Such other information relating to the
                     -----------------
Company or its subsidiaries as from time to time may reasonably be requested by the Investors provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Investors would not be harmful to the Company.

                 (e) Rule 144.  The Company agrees to make publicly available
                     --------
on a timely basis the information necessary to enable Rule 144 to be available for resales of the Common Stock issuable upon conversion of the Preferred Stock.

          7.7  Press Releases.  Any press release or other publicity concerning
               --------------
this Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange or the Nasdaq Stock Market. The Company shall issue a press release concerning the fact and material terms of this Agreement within one business day of the Closing.

          7.8  No Conflicting Agreements.  The Company will not, and will not
               -------------------------
permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

          7.9  Insurance.  For so long as any Investor beneficially owns any of
               ---------
the Securities, the Company shall, and shall cause each subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the subsidiaries to insure.

          7.10  Compliance with Laws.  For so long as any Investor beneficially
                --------------------
owns any of the Securities, the Company will use reasonable efforts, and will cause each of its subsidiaries to use reasonable efforts, to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

          7.11  Listing of Underlying Shares and Related Matters.  The Company
                ------------------------------------------------
hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Conversion Shares to be listed on the Nasdaq Stock Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Common Stock underlying the Preferred Stock, and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Conversion Shares thereon.

          7.12 Corporate Existence.  So long as the Investors beneficially own
               -------------------
any of the Shares, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the conversion and exercise in full of all Preferred Stock outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c) (i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon conversion of the Preferred Stock are (or would be upon issuance thereof) listed for trading on the Nasdaq Stock Market, New York Stock Exchange or American Stock Exchange, or (ii) if not such a publicly traded corporation, then the Investor agrees that it will, at the election of an Investor, purchase such Investor's Shares then held at a price equal to 120% of the Per Share Purchase Price of such Shares.

          7.13 Restricted Sales by Principals. By the Closing Date, the Company
               ------------------------------
shall obtain the agreement (each, a "Principal's Agreement") of each of its Principals (as defined below) that, without the prior written consent of the Investor in each instance, such Principal will not sell or otherwise transfer or offer to sell or otherwise transfer any shares of Common Stock directly or indirectly held by such Principal prior to one hundred twenty (120) days after the Effective Date. Each such Principal's Agreement shall (w) specify that it is entered into as an inducement to the Investor's execution, delivery and performance of this Agreement, (x) name the Investor as a third party beneficiary thereof, (y) acknowledge that the Company's transfer agent will be provided with instructions that transfers by a Principal require the consent of the Company and the Investor, and (z) contemplate that, in addition to any other damages or remedies that may be appropriate, the Principal's Agreement shall be enforceable by injunction sought by the Company and the Investor or any one or more of them. A "Corporate Principal" is a person who meets any one or more of the following criteria: (A) a person who is a director or principal officer of the Company (each, a "Company Principal") and who, directly or indirectly, holds in excess of five (5%) percent of any shares of Common Stock of the Company (each, a "Company Principal"); (B) a spouse of a Company Principal (a "Principal's Spouse") who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent or child of a Company Principal who resides in the household of a Company Principal or of a Principal's Spouse (each, a "Principal's Relative") and who, directly or indirectly, holds any shares of Common Stock, or (D) any other person or entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction, control or other influence of any Company Principal, Principal's Spouse, or Principal's Relative. In the event the Company breaches the provisions of this
Section 7.13, the Conversion Rate (as defined in the Certificate of Designations) shall be amended to be equal to (x) 90% of (y) the amount determined in accordance with the provisions of the Preferred Stock without regard to this provision, and the Purchaser may require the Company to immediately redeem all outstanding Preferred Stock in accordance with Section

7.13 hereof.

          7.14 Reverse Stock Split.  The Investors shall have a right to require
               -------------------
the Company to effectuate either a one-for-six or a one for three reverse Common Stock split. In the event that the Investor shall notify the Company, in writing, that the Investor is requiring the Company to effectuate a reverse Common Stock split in an amount no greater than a one-for-six reverse stock split, the Company will, within 5 business days of receipt of such request, take all action as may be necessary to effectuate the split. The breach of this covenant will be deemed a material breach of this Agreement.

     8.  Limitation on Investors' Transactions.  During the MFN Period, the
         -------------------------------------
Investors agree not to, directly or indirectly, participate in or effect any derivative transactions with respect to any security of the Company that is listed on a national securities exchange or the Nasdaq Stock Market.

      9.   Survival.  All representations, warranties, covenants and agreements
           --------
contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement.

      10.  Transfer Agent Instructions.
           ---------------------------

               (a) Counsel to the Company shall provide an opinion to the Company's transfer agent to issue Common Stock upon conversion of the Preferred Stock, bearing the restrictive legend specified in Section 5.7 of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Investor or its nominee and in such denominations to be specified by the Investor in connection with each conversion of the Preferred Stock within two
(2) business days of such counsel's receipt of the Notice of Conversion from the Investor. Counsel must not unreasonably withhold the opinion. If counsel to the Company does not issue such opinion within two (2) business days of its receipt of the Notice of Conversion from the Investor, counsel must inform the Investor of its valid reasons for withholding the opinion. If this requirement is not met by the specified deadline and counsel to the Company has no valid reason for withholding the opinion, the Company shall pay the Investor, as damages, an amount equal to 1% of the Purchase Price of the shares being converted at that time.

               (b)(i) The Company will permit the Investor to exercise its right to convert the Preferred Stock by telecopying or delivering an executed and completed Notice of Conversion to the Company and delivering, within five (5) business days thereafter, the original Preferred Stock being converted to the Company by express courier, with a copy to the transfer agent.

               (ii) The term "Conversion Date" means, with respect to any conversion elected by the holder of the Preferred Stock, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is telecopied to or otherwise delivered to the Company in accordance with the provisions hereof so that it is received by the Company on or before such specified date.

               (iii) The Company will transmit the certificates representing the Converted

Shares issuable upon conversion of any Preferred Stock (together, unless otherwise instructed by the Investor, with Preferred Stock not being so converted) to the Investor at the address specified in the Notice of Conversion (which may be the Investor's address for notices as contemplated by Section 10 hereof or a different address) via express courier, by electronic transfer or otherwise, within three (3) business days if the address for delivery is in the United States and within five (5) business days if the address for delivery is outside the United States (such third business day or fifth business day, as the case may be, the "Delivery Date") after (A) the business day on which the Company has received both of the Notice of Conversion (by facsimile or other delivery) and the original Preferred Stock being converted (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) or (B) the date an interest payment on the Preferred Stock, which the Company has elected to pay by the issuance of Common Stock, as contemplated by the Preferred Stock, was due.

               (c) The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Investor. As compensation to the Investor for such loss, the Company agrees to pay late payments to the Investor for late issuance of Common Stock upon Conversion in accordance with the Certificate of Designations.

               (d) The Company will authorize its transfer agent to give information relating to the Investor's Conversion Shares or the issuance of certificates representing such Conversion Shares directly to the Investor or the Investor's representatives upon the request of the Investor or any such representative. The Company will provide the Investor with a copy of the authorization so given to the transfer agent.

               (e) If, at any time (i) the Company challenges, disputes or denies the right of a holder of Preferred Stock to effect a conversion of the Preferred Stock into Common Stock or otherwise dishonors or rejects any Conversion Notice delivered in accordance with the terms of this Agreement or the Certificate of Designations, or (ii) any third party who is not and has never been an Affiliate of such holder commences any lawsuit or proceeding or other wise asserts any claim before any court or public or governmental authority, which lawsuit, proceeding or claim seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of such holder to effect the conversion of the Preferred Stock into Common Stock, and the Company refuses to honor any such Conversion Notice, then such holder shall have the right, by written notice to the Company, to require the Company to promptly redeem the Preferred Stock for cash at a redemption price (the "Mandatory Purchase Amount") equal to (x) one hundred twenty-five percent (125%) of the liquidation preference of the unconverted Preferred Stock held by such holder plus (y) all accrued but unpaid dividends on the Preferred Stock through the date of payment of the Mandatory Purchase Amount. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of such holder, including, but not necessarily limited to, reasonable legal fees and expenses, as and when incurred in connection with such holder's disputing any such action or pursuing such holder's rights hereunder (in addition to any other rights such holder may have hereunder or otherwise). The Mandatory Purchase Amount will be payable to such holder in cash within five (5) business days from the date such holder gives the Company written notice that it is exercising its rights under this paragraph.

               (f) The holder of any Preferred Stock shall be entitled to exercise its conversion privilege with respect to the Preferred Stock notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. Section 362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Preferred Stock. The Company agrees, without cost or expense to such holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

     11.  Miscellaneous.
          -------------

               11.1  Successors and Assigns.  This Agreement may not be
                     ----------------------
assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights hereunder in whole or in part to any purchaser of Securities from the Investor, provided that, unless the Conversion Shares are sold pursuant to the registration statement contemplated by the Registration Rights Agreement, the purchaser of the Securities shall make all representations and warranties of the Investor contained in Section 5 hereof, in writing to the Company prior to the purchase of the Securities. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               11.2  Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               11.3  Titles and Subtitles.  The titles and subtitles used in
                     --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               11.4  Notices.  Unless otherwise provided, any notice required or
                     -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of the electronically generated confirmation of delivery, or (iii) a recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by at least ten days' advance written notice to the other party:

                If to the Company:

                      ImaginOn, Inc.
                      1313 Laurel Street, Suite No. 1
                      San Carlos, CA 94070
                      USA
                      Telephone: (650) 596 9300
                      Telefax: (650) 596 9350
                      Attention: Chief Executive Officer

                      with a copy to:

                      Friedlob Sanderson Paulson & Tourtillott, LLC 1400 Glenarm Place, Suite 300
                      Denver, CO 80202
                      Attn: John W. Kellogg, Esq.
                      Telephone: (303) 571-1400
                      Facsimile: (303) 595-3159

                If to the Investors, to the addresses set forth on the signature pages hereto, and with a copy to:

                      Ellenoff Grossman Schole & Cyruli, LLP
                      370 Lexington Avenue
                      Suite 1900
                      New York, NY 10017
                      Attn: David Selengut Esq.
                      Telephone: (212) 370-1300
                      Facsimile:  (212) 370-7889


          11.5  Fees and Expenses.
                -----------------

                (a) Except as set forth below, the parties hereto shall pay their own costs and expenses in connection herewith.

                (b) The Company shall pay the Investors legal fees in the amount of $25,000, plus out of pocket expenses. Such expense shall be paid by the Company at the first Closing. The Company will pay The Tail Wind Fund Ltd. and Resonance Limited the aggregate amount of $200,000 at the first Closing.

                (c) The Company shall pay 5% of the Purchase Price to Aryeh Trading as a finder's fee.

          11.6  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          11.7  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          11.8  Entire Agreement.  This Agreement, including the Exhibits and
                ----------------
Schedules hereto, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          11.9  Further Assurances.  The parties shall execute and deliver all
                ------------------
such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfilment of the agreements herein contained.

          11.10  Applicable Law.  This Agreement shall be governed by, and
                 --------------
construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

          11.11  Remedies.
                 --------

                 (a) The Investors shall be entitled to specific performance of the Company's obligations under the Agreements.

                 (b) The Company shall be entitled to specific performance of each Investor's obligations under the Agreements.

                 (c) Each party shall indemnify the other and hold it harmless from any loss, cost, expense or fees (including attorneys' fees and expenses) arising out of any breach of any representation, warranty, covenant or agreement of such indemnifying party in any of the Agreements, or arising out of the enforcement of this Section 11.11

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

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


The Company:

                                          IMAGINON, INC.


                                          By:_________________________
                                          Name:
                                          Title:


The Investor:

                                          By:_________________________
                                          Name:
                                          Title:



Aggregate Purchase Price:  $ ____________________
Number of Shares of Preferred Stock:  ____________

Address for Notice:




                                with a copy to:



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